                                  Exhibit 99

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that, to the best of his knowledge, based upon his review of the Quarterly Report on Form 10-QSB for the quarter ended
January 31, 2003, of Miller Industries, Inc. (the "Report"), that:

         (i)      the Report fully complies with the requirements of Section
                  13(a) or Section 15(d) of the Securities  Exchange Act of
                  1934; and

         (ii)     the information contained in the Report fairly presents in al
                  l material respects the financial condition and results of operations of the Registrant as of and for the periods
                  presented in the Report.

Dated:   July 9, 2003                 By:     /s/  Angelo Napolitano
                                              ----------------------------------
                                                   Angelo Napolitano, President
                                                   and Chief Financial Officer
                                                   (Principal Executive Officer)